Exhibit 99.906.CERT


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Tax US Government Securities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 2/29/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: April 29, 2004
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                                          By: /s/ Jean Bernhard Buttner
                                              -------------------------
                                              Jean Bernhard Buttner
                                              Chairman and President
                                  Value Line US Government Securities Fund, Inc.

                                                             Exhibit 99.906.CERT


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line US Government Securities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 2/29/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: April 29, 2004
      --------------


                                             By: /s/ David T. Henigson
                                                 ---------------------
                                                 David T. Henigson
                                      Vice President and Secretary/Treasurer
                                  Value Line US Government Securities Fund, Inc.